Exhibit 32.1

CERTIFICATION

I, Gregory Q. Brown, Chairman and Chief Executive Officer, Motorola Solutions, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), that, to my knowledge:

(1)the annual report on Form 10-K for the period ended December 31, 2022 (the “Annual Report”), which this statement accompanies fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Motorola Solutions, Inc.

This certificate is being furnished solely for purposes of Section 906.

Dated: February 16, 2023

/s/ GREGORY Q. BROWN
Gregory Q. Brown
Chairman and Chief Executive Officer
Motorola Solutions, Inc.